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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2001

USA EDUCATION, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-63164 (Commission File Numbers)	52-2013874 (I.R.S. Employer Identification No.)
11600 Sallie Mae Drive, Reston, Virginia	20193
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (703) 810-3000

Item 5.  Other Events.

    On October 31, 2001 USA Education, Inc. (the "Company") entered into a Distribution Agreement with certain agents in connection with its offering of up to $3,000,000,000 (or its equivalent in foreign or composite currencies) of its Medium Term Notes, Series A pursuant to its registration statement on Form S-3 (File No. 333-63164) filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended. The Company is filing herewith the following exhibits in connection with that offering.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

  (a)
  Financial Statements of Businesses Acquired:

      Not Applicable.

  (b)
  Pro Forma Financial Information:

      Not Applicable.

  (c)
  Exhibits

4.1.1	Form of Medium Term Note Master Note.
4.1.2	Form of Fixed Rate Medium Term Note.
4.1.3	Form of Floating Rate Medium Term Note (CD Rate).
4.1.4	Form of Floating Rate Medium Term Note (CMT Rate).
4.1.5	Form of Floating Rate Medium Term Note (Commercial Paper Rate).
4.1.6	Form of Floating Rate Medium Term Note (Federal Funds Rate).
4.1.7	Form of Floating Rate Medium Term Note (LIBOR Rate).
4.1.8	Form of Floating Rate Medium Term Note (Prime Rate)
4.1.9	Form of Floating Rate Medium Term Note (Treasury Bill Rate).

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USA EDUCATION, INC.
	By:	/s/ JOHN F. REMONDI
	Name:	John F. Remondi
Dated: November 7, 2001	Title:	Executive Vice President & Chief Financial Officer

INDEX TO EXHIBIT

Exhibit Number	Exhibit	Sequentially Numbered Page
4.1.1	Form of Medium Term Note Master Note.
4.1.2	Form of Fixed Rate Medium Term Note.
4.1.3	Form of Floating Rate Medium Term Note (CD Rate).
4.1.4	Form of Floating Rate Medium Term Note (CMT Rate).
4.1.5	Form of Floating Rate Medium Term Note (Commercial Paper Rate).
4.1.6	Form of Floating Rate Medium Term Note (Federal Funds Rate).
4.1.7	Form of Floating Rate Medium Term Note (LIBOR Rate).
4.1.8	Form of Floating Rate Medium Term Note (Prime Rate).
4.1.9	Form of Floating Rate Medium Term Note (Treasury Bill Rate).

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  Item 5. Other Events.
  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURES
INDEX TO EXHIBIT